VANGUARD LIFESTRATEGY FUNDS

                             PROSPECTUS SUPPLEMENT

                               SEPTEMBER 20, 1995


The investment policies of the LIFEStrategy Funds have been revised by adjusting the investment allocation of each LIFEStrategy Portfolio's assets among the underlying Vanguard Funds. The allocation to the Vanguard Asset Allocation Fund is being reduced from 30% of the Portfolios' assets to 25%. Accordingly, the investment in other underlying Funds will be increased. This minor adjustment will not change the target asset class allocations of the Portfolios and therefore their investment objectives. The targets will remain as they currently are: Income Portfolio-20% stocks, 60% bonds, 20% reserves; Conservative Growth Portfolio-40% stocks, 40% bonds, 20% reserves; Moderate Growth Portfolio-60% stocks, 40% bonds; and the Growth Portfolio-80% stocks, 20% bonds.

The new fund investment allocations for each Portfolio are listed in the following table:


                               Underlying                    Conservative       Moderate
Investment                      Vanguard         Income         Growth           Growth        Growth
Category                         Funds          Portfolio     Portfolio         Portfolio     Portfolio
----------                     ----------       ---------    ------------       ---------     ---------
EQUITY
   U.S.               VIT-Total Stock Market        5%            20%              35%            50%
                      Portfolio

   Int'l              VIEIF-European and Pacific    0%             5%              10%            15%
                      Portfolios (1)

BONDS                 VFIS-
                      Short-Term Corporate,
                      Intermediate-Term Corporate,
                      Long-Term Corporate and
                      GNMA Portfolios (2)          50%            30%              30%            10%

RESERVES              VFIS-
                      Short-Term Corporate         20%            20%               0%             0%
                      Portfolio

ASSET                 Vanguard
ALLOCATION            Asset
COMPONENT             Allocation Fund              25%            25%              25%            25%
                                                  ----           ----             ----           ----
                      Total                       100%           100%             100%           100%

(1) The Portfolios will invest in the European and Pacific Portfolios so that the combined weights parallel the Morgan Stanley Capital International--EAFE Index.
(2) The Portfolios will divide their investments equally (i.e. 25% each) between these four VFISF Portfolios.

NOTE: Because of the fluctuating stock/bond ratio within Vanguard Asset Allocation Fund, the allocation of stocks, bonds, and reserves in each Vanguard LIFEStrategy Portfolio will fluctuate, but is expected to remain close to its respective target allocation over time.

                                                                            PSIP